IOWA DEPARTMENT OF ECONOMIC DEVELOPMENT

                               PIAP LOAN AGREEMENT

                          PIAP LOAN NUMBER: 05-PIAP-13

                            AWARD DATE: June 28, 2005

                         KIND OF AWARD: Forgivable Loan

                             AWARD AMOUNT: $150,000

                    AGREEMENT EXPIRATION DATE: July 31, 2010

         THIS PHYSICAL INFRASTRUCTURE ASSISTANCE PROGRAM ("PIAP") AGREEMENT is made by and between the IOWA DEPARTMENT OF ECONOMIC DEVELOPMENT, 200 East Grand Avenue, Des Moines, Iowa 50309 ("Department" or "IDED") Hydrogen Engine Center, 602 E. Fair Street, Algona, Iowa 50511 ("Business").

         The Department desires to make a loan to the Business and the Business desires to accept this loan, all upon the terms and conditions set forth in this Agreement.

         THEREFORE, in consideration of the mutual promises contained in this Agreement and other good and valuable consideration, it is agreed as follows:


                                    ARTICLE I

                                   DEFINITIONS

         As used in this Agreement, the following terms shall apply:

         1.1 AGREEMENT EXPIRATION DATE. "Agreement Expiration Date" means the date the Agreement ceases to be in force and effect. The Agreement expires upon the occurrence of one of the following: a) the Loan is repaid in full or required part, including accrued interest, court costs and any penalties; b) the Agreement is terminated by the Department due to any default under Article X; c) no disbursement of PIAP funds has occurred within the twenty four months immediately following the Award Date; or d) if the Agreement includes only a Forgivable Loan, at the Project Completion Date.

         1.2  AWARD DATE.  "Award Date" means June 28, 2005.

         1.3 FORGIVABLE LOAN. "Forgivable loan" means an award made by the Department to the Business for which repayment is eliminated in part or entirely if the Business satisfies the terms of this Agreement.

         1.4 LOAN. "Loan" means funds advanced by the Department to the Business of which full repayment is expected.

         1.5 LOAN AGREEMENT or AGREEMENT. "Loan Agreement" or "Agreement" means this document, the Project budget and all of the notes, leases, assignments, mortgages, and similar documents referred to in this document and all other instruments or documents executed by the Business or otherwise required in connection with this document, including but not limited to the following:

         (a)  Exhibit "A", "Application"

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         (b)  Exhibit "B",  Hydrogen Engine Center  Promissory  Note" dated June
              28, 2005
         (d)  Exhibit "C", "Commitment Letter" dated July 7, 2005
         (e)  Exhibit "D", "Uniform Commercial Code I (UCC I) Filing(s)
         (f)  Exhibit "E", "Program Description and Budget" dated August, 2005

         1.6 PROJECT. "Project" means the detailed description of the work, services, and other obligations to be performed or accomplished by the Business as described in the Agreement, Exhibit E - Program Description and Budget, and the PIAP application approved by the Department.

         1.7 PROJECT COMPLETION DATE.  "Project Completion Date" means
July 31, 2010 and is the date by which the Project tasks shall have been fully accomplished.


                                   ARTICLE II

                                     FUNDING

         2.1 FUNDING SOURCE. As of the Award Date of this Agreement, the source of funding for the Loan is an appropriation by the State legislature for the PIAP Program established under Iowa Code Section 15E.175. In the event that funding for the Iowa Values Fund is restored the funding source for this Agreement shall automatically be allocated to the Iowa Values Fund or its successor funding source. Business shall execute any documents IDED determines are necessary to implement a change in funding source.

         2.2 RECEIPT OF FUNDS. All payments under this Agreement are subject to receipt by the Department of sufficient State funds for the PIAP program. Any termination, reduction or delay of PIAP funds to the Department shall, at the option of the Department, result in the termination, reduction or delay of PIAP funds to the Business.

         2.3 PRIOR COSTS. No expenditures made prior to the Award Date may be included as Project costs for the purposes of this Agreement.

         2.4 DISBURSEMENT OF LESS THAN THE TOTAL AWARD AMOUNT. If substantial progress toward work activities as specified in the Agreement, Exhibit "A", Exhibit "E" of this Agreement has not been made within two hundred forty (240) days of the Award Date, then the Department shall be under no obligation for further disbursement. The Business shall be obligated to the extent of Loan proceeds received prior to that date.


                                   ARTICLE III

                                  TERMS OF LOAN

                                 Not Applicable


                                   ARTICLE IV

                            TERMS OF FORGIVABLE LOAN

         4.1 FORGIVABLE LOAN. The Department agrees to award a Forgivable Loan in the amount of one hundred fifty thousand dollars ($150,000) to assist in the financing of the Project.

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         4.2  PROMISSORY  NOTES.  The  obligation to repay the  Forgivable  Loan portion of this Agreement, if any, shall be evidenced by a Promissory Note(s) executed by the Business.

4.3      OTHER TERMS.

         a). The Forgivable Loan funds will be used by the Business for cost s related to the construction and equipping of a 30,000 square foot facility to produce a 4.9 liter hydrogen engine.

         b). The Business will make an total  investment of at least  $1,543,316
         for  building  construction,   machinery  and  equipment,  and  working
         capital.

         c) The Business will create 49 full time equivalent (FTE) positions, with 38 positions at a starting wage exceeding $11.76/hour, and an average wage for all positions of $24.94/hour.

         4.4 FORGIVABLE LOAN AMORTIZATION. If the award includes a Forgivable loan the Department will, in its reasonable discretion, determine if the Business has satisfied the terms of this Agreement by the Project Completion Date. If the Department determines that the Business has satisfied said terms as of the Project Completion Date, then repayment of the Forgivable loan shall be permanently waived. Should the Department determine that the Business has not satisfied the terms of this Agreement, or has operated in a manner substantially inconsistent with the Application under which the terms of the award was made, the Business may be required to repay all or part of the Forgivable loan funds.


                                    ARTICLE V

                       CONDITIONS TO DISBURSEMENT OF FUNDS

         Unless and until the following conditions have been satisfied, the Department shall be under no obligation to disburse to the Business any amounts under this Agreement:

5.1 AUTHORITY. The Business shall have submitted the following documents to the Department:

         (a) Certificate of Good Standing of the Corporation.
         (b) Certified copy of the Articles of Incorporation and By-Laws.
         (c) Certificate of Incumbency naming the current officers and directors of the corporation.
         (d) Resolution of the Board of Directors authorizing the corporation's execution and delivery of this Loan Agreement and the Note and borrowing hereunder, and such other papers as the Department may reasonably request; and specifying the officer(s) authorized to execute the Loan Agreement and bind the corporation.
         (e) Uniform Commercial Code I filing (with copies) showing any and all liens that may exist on Business' assets.
         (f) Verification of a minimum investment in the infrastructure activity in the same ratio of leveraged funds to PIAP funds as described in this Agreement, Exhibit "A" and Exhibit "E", unless prior approval is obtained from the Department.
         (g) Documentation of satisfactory credit history of the Business with no judgments or unsatisfied liens.
         (h) Evidence of active pursuit other funding commitments from other sources of funds.

         5.2 LOAN AGREEMENT EXECUTED. The Loan Agreement shall have been properly executed and, where required, acknowledged.

         5.3 RECORDING. The Business shall have paid the fees necessary to properly record in the appropriate office of the Recorder of Deeds and/or the Secretary of State any mortgage, security agreement, financing statement or similar document required by the Department under the Agreement.

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                                   ARTICLE VI

                   REPRESENTATIONS AND WARRANTIES OF BUSINESS

         To induce the Department to make the Loan and/or Forgivable Loan referred to in this Agreement, the Business represents, covenants and warrants that:

         6.1 AUTHORITY. The Business is a corporation duly organized and validly existing under the laws of the state of incorporation and is in good standing, and has complied with all applicable laws of the State of Iowa. The Business is duly authorized and empowered to execute and deliver the Agreement. All action on the Business' part, such as appropriate resolution of its Board of Directors for the execution and delivery of the Agreement, has been effectively taken.

         6.2 FINANCIAL INFORMATION. All financial statements and related materials concerning the Business and the Project provided to the Department are true and correct in all material respects and completely and accurately represent the subject matter thereof as of the effective date of the statements and related materials, and no material adverse change has occurred since that date.

         6.3 APPLICATION. The contents of the application/business plan submitted by the Business to the Department for PIAP funding is a complete and accurate representation of the Business and the Project as of the date of submission and there has been no material adverse change in the organization, operation, business prospects, fixed properties, key personnel or project plan of the Business since the date the Business submitted its PIAP application to the Department.

         6.4 CLAIMS AND PROCEEDINGS. There are no actions, lawsuits or proceedings pending or, to the knowledge of the Business, threatened against the Business affecting in any manner whatsoever its right to execute the Agreement or the ability of the Business to make the payments required under the agreement, or to otherwise comply with the obligations of the Business contained under the Agreement. There are no actions, lawsuits or proceedings at law or in equity, or before any governmental or administrative authority pending or, to the knowledge of the Business, threatened against or affecting the Business or any property or collateral pledged as security for the Loan.

         6.5 EFFECTIVE DATE. The covenants, warranties and representations of this Article are made as of the date of this Agreement and shall be deemed to be renewed and restated by the Business at the time of each advance or request for disbursement of funds.

                                   ARTICLE VII

                              COVENANTS OF BUSINESS

         7.1 AFFIRMATIVE COVENANTS. Until payment in full of the Loan or until the Forgivable Loan is forgiven, and satisfaction of terms of this Agreement, the Business covenants to IDED that:

         (a) PROJECT WORK AND SERVICES. The Business shall complete the work and services detailed in its PIAP application, Section 4.3 of this Agreement, and "Exhibit E" by the Project Completion Date.

         (b) RECORDS AND ACCOUNTS. The Business shall maintain books, records, documents and other evidence pertaining to all costs and expenses incurred and revenues received under this Agreement concerning the project, in sufficient detail to reflect all costs, direct and indirect, of labor, materials, equipment, supplies, services and other costs and expenses of whatever nature, for which payment is claimed under this Agreement. The Business shall retain all records for a period of three (3) years from the Agreement Expiration Date.

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         (c) ACCESS TO  RECORDS/INSPECTIONS.  The Business shall,  without prior notice and at any time (during normal business hours), permit the Department, its representatives or the State Auditor to examine, audit and/or copy (I) any plans and work details pertaining to the Project, (ii) all of the Business' books, records and accounts, and (iii) all other documentation or materials related to this Agreement; the Business shall provide proper facilities for making such examination and/or inspection.

         (d) USE OF LOAN FUNDS. The Business shall expend funds received under the Loan and/or Forgivable Loan only for the purposes and activities described in its PIAP Application, Section 4.3 of this Agreement, Exhibit "F", and approved by the Department.

         (e) DOCUMENTATION. The Business shall deliver to the IDED, upon request, (I) copies of all contracts or agreements relating to the Project, (ii) invoices, receipts, statements or vouchers relating to the Project, (iii) a list of all unpaid bills for labor and materials in connection with the Project, (iv) budgets and revisions showing estimated Project costs and funds required at any given time to complete and pay for the Project, and (v) current and year-to-date operating statements, including but not limited to a Profit and Loss and Balance Sheet.

         (f) NOTICE OF PROCEEDINGS. The Business shall promptly notify IDED of the initiation of any claims, lawsuits, bankruptcy proceedings or other proceedings brought against the Business which would adversely impact the project, including, but not limited to, any proceedings to assert or enforce liens against collateral securing the Loan.

         (g) REQUIRED REPORTS.

         (i) Review of Disbursement Requests and Reports. The Business shall prepare, sign and submit disbursement requests and reports as specified in this Master Contract in the form and content required by IDED. The Business shall review all reimbursement requests and verify that claimed expenditures are allowable costs. The Business shall maintain documentation adequate to support the claimed costs.

          (ii) Annual Public Return on Investment (ROI) Update. Prior to disbursement of funds, the Business shall execute an Authorization for Release of Confidential State Tax Information form. This permits IDED to receive the Business's state tax information directly from the Iowa Department of Revenue for purposes of annually updating the Iowa Public Return on Investment Analysis for this Project. Each year, the Business shall submit to IDED any other information requested by IDED to update the Iowa Public Return on Investment Analysis for this Project. The End-of -Year Status Report described below will be the report used to collect information for this annual ROI update.

         (iii) The Business shall prepare, sign and submit the following reports to the IDED throughout the Contract period:

Report                                                           Due Date
------                                                           --------

Mid-Year Status Report  ............................ July 10th for the period ending June 30th
End-of-Year Status Report Includes:................. January 31st for the period ending Dec. 31st

- Public Return on Investment  (ROI) Update
- Payroll Register with all created and/or retained jobs highlighted and indicate the Project Jobs paying the required wage
- "Employer's Contribution and Payroll Report"

End of Project Report .............................. Within 30 days of Project
                                                     Completion Date
Report content: same items as End-of-Year Report


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End of Job Maintenance Period Report ............... Within 30 days of the end of the Project Maintenance
                                                     Period
Report Content: same items as End-of-Year Report

         (iv) Additional Reports, Financials as Requested by IDED. The IDED reserves the right to require more frequent submission of any of the above reports if, in the opinion of the IDED, more frequent submissions would help improve the Business's Project performance, or if necessary in order to meet requests from the Iowa General Assembly, the Department of Management or the Governor's office. At the request of IDED, Business shall submit its annual financial statements completed by an independent CPA, or other financial statements including, but not limited to, income, expense, and retained earnings statements.

         (h) NOTICE OF BUSINESS CHANGES. The Business shall provide prompt advance notice to the Department of any proposed change in the Business ownership, structure or control which would materially affect the Project.

         (i) NOTICE OF MEETINGS. The Business shall notify the Department at least ten (10) working days in advance of all Board of Directors and Stockholders meetings at which the subject matter of this Agreement or Project is proposed to be discussed. The Business shall provide the Department with copies of the agenda and minutes of such meetings and expressly agrees that a representative of the Department has a right to attend any and all such meetings for the purposes of the discussion of the Project and the Loan and/or Forgivable Loan.

         (j) MAINTENANCE OF PROJECT PROPERTY AND INSURANCE. The Business shall maintain the Project property in good repair and condition, ordinary wear and tear excepted, and shall not suffer or commit waste or damage upon the Project property. At the Department's request, the Business shall pay for and maintain insurance against loss or damage by fire, tornado, and other hazards, casualties, and contingencies and all risks from time to time included under "extended coverage" policies. This insurance shall be in an amount not less than the full insurable value of the Project property. The Business shall name the Department as a mortgagee and/or an additional loss payee as appropriate and submit copies of the policies to the Department.

         (k) INDEMNIFICATION. The Business shall indemnify and hold harmless the Department, its officers and employees, from and against any and all losses, except those losses incurred by the Department resulting from willful misconduct or negligence on its or their part.

         (l) PROJECT FEES. The Business shall promptly pay all appraisal, survey, recording, title, license, permit and other fees and expenses incurred incident to the Loan/Forgivable Loan.

         (m) INTEREST AND SURPLUS PROCEEDS. The Business shall return all unexpended Loan/Forgivable Loan proceeds and interest accrued on Loan/Forgivable Loan proceeds to the Department within thirty (30) days after the Project Completion Date.

         7.2 NEGATIVE COVENANTS. So long as the Business is indebted to IDED, the Business shall not, without prior written disclosure to IDED and prior written consent of IDED (unless IDED prior approval is expressly waived below), directly or indirectly:

         (a) BUSINESS' INTEREST. Assign, waive or transfer any of Business' rights, powers, duties or obligations under this Agreement.

         (b) PROPERTY/COLLATERAL. Other than in the ordinary course of business, provided that substitute collateral of equal or greater value is acquired or secured by the business, sell, transfer, convey, assign, encumber or otherwise dispose of any of the real property or other collateral securing the Loan/Forgivable Loan.

                                      -6-
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         (c) RESTRICTIONS.  Place or permit any  restrictions,  covenants or any similar limitations on the real property and/or other collateral securing the Loan/Forgivable Loan.

         (d) REMOVAL OF COLLATERAL. Remove from the Project site or the State all or any part of the collateral securing the Loan.

         (e) BUSINESS OWNERSHIP. Materially change the ownership, structure, or control of the business affecting the Project, including but not limited to, entering into any merger or consolidation with any person, firm or corporation or permitting substantial distribution, liquidation or other disposal of business assets directly associated with the Project. Changes in the business ownership, structure or control which do not materially affect the Project shall require forty-five (45) days prior written notice of the Department, but not written consent of, the Department. The materiality of the change and whether or not the change affects the Project shall be determined by the Department.

         (f) BUSINESS OPERATION. Materially change the nature of the business being conducted, or proposed to be conducted, as described in the Business' application for PIAP funding.


                                  ARTICLE VIII

                                    SECURITY

         8.1 SECURITY INSTRUMENTS. The Business shall execute in favor of the Department all security agreements, financing statements, mortgages, personal and/or corporate guarantees (hereafter, "Security Instruments") as required by the Department. The following Security Instruments shall be executed by the Business.

(a) Blanket UCC1 security filing on general business assets


                                   ARTICLE IX

                              DEFAULT AND REMEDIES

         9.1 EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

         (a) MATERIAL MISREPRESENTATION. If at any time any representation, warranty or statement made or furnished to the Department by, or on behalf of, the Business in connection with this Agreement or to induce the Department to make a loan/Forgivable Loan to the Business shall be determined by the Department to be incorrect, false, misleading or erroneous in any material respect when made or furnished and shall not have been remedied to the Department's satisfaction within thirty (30) days after written notice by the Department is given to the Business.

         (b) NON-PAYMENT. If the Business fails to make a payment when due under the terms of this Agreement within thirty (30) days following written notice of such overdue payment is given to the Business by the Department.

         (c) NONCOMPLIANCE. If there is a failure by the Business to comply with any of the covenants, terms or conditions contained in this Agreement or Security Instruments executed pursuant to this Agreement.

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         (d) CROSS DEFAULT. The Department may elect to terminate this Agreement and demand repayment of PIAP funds, up to the full amount of this Agreement, and levy appropriate penalties if the Business should fail to satisfy obligations under any state financial assistance program contract(s) identified below:

                 CEBA Contract #:                   05-CEBA-41
                 Enterprise Zone Contract #:        05-EZ-37

         (e) PROJECT COMPLETION DATE. If the Project, in the sole judgment of the Department, is not completed on or before the Project Completion Date.

         (f) BUSINESS CHANGES. If there is a material change in the Business ownership, structure, or control which occurs without the prior written disclosure to and if required, written permission of the Department.

         (g) MISSPENDING. If the Business expends Loan/Forgivable Loan proceeds for purposes not described in the PIAP application or authorized by the Department.

         (h) INSOLVENCY OR BANKRUPTCY If the Business becomes insolvent or bankrupt, or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors, or the Business applies for or consents to the appointment of a trustee or receiver for the Business or for the major part of its property; or if a trustee or receiver is appointed for the Business or for all or a substantial part of the assets of the Business and the order of such appointment is not discharged, vacated or stayed within sixty (60) days after such appointment; or if bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings or other proceedings for relief under any bankruptcy or similar law or laws for the relief of debtors, are instituted by or against the Business and, if instituted against the Business, is consented to, or, if contested by the Business is not dismissed by the adverse parties or by an order, decree or judgment within sixty (60) days after such institution.

         (i) INSURANCE. If loss, theft, damage or destruction of any substantial portion of the property of the Business occurs for which there is either no insurance coverage or for which, in the opinion of the Department, there is insufficient insurance coverage.

         (j) INSECURITY. If the Department shall deem itself insecure in good faith and reasonably believes, after consideration of all the facts and circumstances then existing, that the prospect of payment and satisfaction of the obligations under this Agreement, or the performance of or observance of the covenants in this Agreement, or the value of its collateral is or will be materially impaired.

         9.2 NOTICE OF DEFAULT. The Department shall issue a written notice of default providing therein a thirty (30) day period in which the Business shall have an opportunity to cure, provided that cure is possible and feasible.

         9.3 REMEDIES UPON DEFAULT. Upon the happening of any Event of Default, the Department shall have the right, in addition to any rights and remedies available to it under any of the Security Instruments, to require immediate repayment of the full amount of funds disbursed to the Business under the Agreement plus interest without presentment, demand, protest, notice of protest, notice of intention to accelerate or other notice of any kind, all of which are expressly waived by the Business.


                                    ARTICLE X

                             DISBURSEMENT PROCEDURES

         10.1 REQUEST FOR REIMBURSEMENT. All disbursements of proceeds shall be subject to receipt by the Department of requests for disbursement submitted by the Business. Requests for disbursement shall be in form and content acceptable to the Department.

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                                   ARTICLE XI

                          GENERAL TERMS AND PROVISIONS

         11.1 BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the Department and Business and their respective heirs, successors, legal representatives and assigns. The obligations, covenants, warranties, acknowledgments, waivers, agreements, terms, provisions and conditions of this Agreement shall be jointly and severally enforceable against the parties to this Agreement.

         11.2 COMPLIANCE WITH LAWS AND REGULATIONS. The Business shall comply with all applicable State and federal laws, rules, ordinances, regulations and orders.

         11.3 TERMINATION FOR CONVENIENCE. In addition to termination due to an Event of Default or nonappropriation of PIAP funds, this Agreement may be terminated in whole, or in part, when the Department and the Business agree that the continuation of the Project would not produce beneficial results commensurate with the future disbursement of Loan/Forgivable Loan funds. The Department and the Business shall agree upon the termination conditions. The Business shall not incur new obligations after the effective date of the termination and shall cancel as many outstanding obligations as is reasonably possible.

         11.4  PROCEDURE  UPON  TERMINATION.  If the Agreement is terminated for
convenience,   an  Event  of  Default  or   nonappropriation   of  PIAP   funds,
disbursements shall be allowed for costs up to the date of termination determined by the Department to be in compliance with this Agreement. The Business shall return to the Department all unencumbered Loan/Forgivable Loan proceeds within one (1) week of receipt of Notice of Termination. Any costs previously paid by the Department which are subsequently determined to be unallowable through audit procedures shall be returned to the Department within thirty (30) days of the disallowance.

         11.5 SURVIVAL OF AGREEMENT. If any portion of this Agreement is held to be invalid or unenforceable, the remainder shall be valid and enforceable. The provisions of this Agreement shall survive the execution of all instruments herein mentioned and shall continue in full force until the Loan is paid in full and the terms of the Forgivable Loan have been satisfied.

         11.6 GOVERNING LAW. This Agreement and all Security Instruments shall be interpreted in accordance with the law of the State of Iowa, and any action relating to the Agreement shall only be commenced in the Iowa District Court for Polk County or the United States District Court for the Southern District of Iowa.

         11.7 MODIFICATION. Neither this Agreement nor any provision of the Security Instruments executed in connection with this Agreement may be changed, waived, discharged or terminated orally, but only by a written document signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

         11.8 NOTICES. Whenever this Agreement requires or permits any notice or written request by one party to another, it shall be in writing, enclosed in an envelope, addressed to the party to be notified at the address heretofore stated (or at such other address as may have been designated by written notice), properly stamped, sealed and deposited in the United States Mail. Any such notice given hereunder shall be deemed delivered upon the earlier of actual receipt or two (2) business days after posting. The Department may rely on the address of the Business set forth heretofore, as modified from time to time, as being the address of the Business.

         11.9 INVESTMENT OF LOAN/FORGIVABLE LOAN FUNDS. Temporarily idle Loan/Forgivable Loan proceeds held by the Business may be invested provided such investments shall be in accordance with State law, shall be controlled by the Business, and any interest accrued shall be credited to and expended on the Project prior to the expenditure of other Loan/Forgivable Loan proceeds. All proceeds remaining, including accrued interest, after all allowable Project costs have been paid or obligated shall be returned to the Department within thirty (30) days after the Project Completion Date.

         11.10 RESOLUTION OF DISAGREEMENT. In the event of any disagreement between the parties to this Agreement relating to the technical competence of the work and services being performed and its conformity to the requirements of this Agreement, the Department shall resolve the disagreement. The decision of the Department shall be binding on the Business.

         11.11 WAIVERS. No waiver by the Department of any default hereunder shall operate as a waiver of any other default or of the same default on any future occasion. No delay on the part of the Department in exercising any right or remedy hereunder shall operate as a waiver thereof. No single or partial exercise of any right or remedy by the Department shall preclude future exercise thereof or the exercise of any other right or remedy.

         11.12 LIMITATION. It is agreed by the Business that the Department shall not, under any circumstances, be obligated financially under this Agreement except to disburse funds according to the terms of the Agreement.

         11.13 ENFORCEMENT EXPENSES. The Business shall pay upon demand any and all reasonable fees and expenses relating to this project of the Department, including the fees and expenses of their attorneys, experts and agents, in connection with the exercise or enforcement of any of the rights of the Department under the Agreement.

         11.14 HEADINGS. The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the construction and interpretation of this Agreement.

         11.15 FINAL AUTHORITY. The Department shall have the final authority to assess whether the Business has complied with the terms of this Agreement.

         11.16 INTEGRATION. This Agreement contains the entire understanding between the Business and the Department and any representations that may have been made before or after the signing of this Agreement, which are not contained herein, are nonbinding, void and of no effect. None of the parties have relied on any such prior representation in entering into this Agreement.

         11.17 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the Award Date first stated.

HYDROGEN ENGINE CENTER:


BY:   /s/ Theodore G. Hollinger
     ------------------------------------------------
Name:  THEODORE G. HOLLINGER   Title: President


IOWA DEPARTMENT OF ECONOMIC DEVELOPMENT:


BY:  /s/ Mary Lawyer
     ------------------------------------------------
        Mary Lawyer, Director

ATTACHMENT B
                                                    PROMISSORY NOTE
                                                    Hydrogen Engine Center


                     IOWA DEPARTMENT OF ECONOMIC DEVELOPMENT
                                  PIAP PROGRAM

                                 PROMISSORY NOTE

                             Loan Number 05-PIAP-13
                                         ----------


                                                           Des Moines, Iowa
                                                      -------------------------
                                                           (City and State)

$ 150,000                                                    June 28, 2005
 --------------------------                           -------------------------
                                                        (Date)

         FOR VALUE RECEIVED, the undersigned (hereafter called the "Maker") promises to pay to the order of the State of Iowa, Department of Economic Development (hereafter called the "Payee"), at its office at 200 East Grand Avenue, Des Moines, Iowa 50309, or upon notice to the Maker, at such other place as may be designated from time to time by the holder, the principal sum of one hundred fifty thousand dollars ($150,000), to be paid as follows:

A one hundred fifty thousand dollar ($150,000) forgivable loan at six (6%) percent interest to be paid as follows:

                  A five year $150,000 forgivable loan. There will be no principal or interest payments or accruals for years one, two, three, four and five from the Agreement Award Date of June 28, 2005. At the project completion date, if the Maker has fulfilled the terms of the forgivable loan, the balance will be forgiven. Should a shortfall in meeting the terms of the forgivable loan exist at the end of year five, the balance of the forgivable loan determined by the Payee as due and payable will be amortized over three years from the Agreement Expiration Date of July 31, 2010 at six (6%) percent interest per annum with equal quarterly payments.

         1. Payments. All payments under the Note shall be applied in this order: (1) to interest, and (2) to principal.

         2. Loan Agreement; Acceleration Upon Default. This Note is issued by Maker to evidence an obligation to repay a loan according to the terms of Loan Agreement 05-PIAP-13 of June 28, 2005 between the Payee and Maker and, at the election of the holder without notice to the Maker, shall become immediately due and payable in the event any payment is not made when due or upon the occurrence of any event of default under the terms of the Loan Agreement.

         3. Reduced Amount. In the event the Maker fails to requisition and spend the full face amount of the Note as set out above, then the amount of each installment payment shall be reduced accordingly in equal amounts.


         4. Security. Payment of this Note is secured by a Blanket UCC 1 on general business assets, and the holder is entitled to the benefits of the security therein described.

         In case of a decline in the market value of the collateral, or any part thereof, the Payee may demand that additional collateral of quality and value satisfactory to holder be delivered, pledged and transferred to holder.

         5. Waiver. No delay or omission on the part of the holder in exercising any right under this Note shall operate as a waiver of that right or of any other right under this Note. A waiver on any one occasion shall not be construed as a bar to or waiver of any right and/or remedy on any future occasion.

         6. Waiver of Protest. Each maker, surety, endorser and guarantor of this Note, expressly waives presentment, protest, demand, notice of dishonor or default, and notice of any kind with respect to this Note.

         7. Costs of Collection. The Maker will pay on demand all costs of collection, maintenance of collateral, legal expenses, and attorneys' fees incurred or paid by the holder in collecting and/or enforcing this Note on default.

         8. Meaning of Terms. As used in this Note, "holder" shall mean the Payee or other endorsee of this Note, who is in possession of it, or the bearer hereof, if this Note is at the time payable to the bearer. The word "Maker" shall mean each of the undersigned. If this Note is signed by more than one person, it shall be the joint and several liabilities of such persons.

         9. Miscellaneous. The captions of paragraphs in this Promissory Note are for the convenience of reference only, shall not define or limit the provisions hereof and shall not have any legal or other significance whatsoever.

ADDRESS:
 Hydrogen Engine Center
 602 East Fair Street
 Algona, IA 50511                   BY:  /s/ Theodore G. Hollinger
                                        ----------------------------------------
Date                                     President
-----------------




                                    ATTEST:
                                           -------------------------------------



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